Exhibit 99.01


                                SCANA CORPORATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





         In connection with the Annual Report of SCANA Corporation (the "Company") on Form 10-K, as amended, for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Dated:  April 16, 2003



s/William B. Timmerman
William B. Timmerman
Chairman of the Board, President, Chief Executive Officer and Director











A signed original of this written statement required by Section 906 has been provided to SCANA Corporation and will be retained by SCANA Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                                      Exhibit 99.02


                                SCANA CORPORATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





         In connection with the Annual Report of SCANA Corporation (the "Company") on Form 10-K, as amended, for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Dated:  April 16, 2003



s/Kevin B. Marsh
Kevin B. Marsh
Senior Vice President and Chief Financial Officer












A signed original of this written statement required by Section 906 has been provided to SCANA Corporation and will be retained by SCANA Corporation and furnished to the Securities and Exchange Commission or its staff upon request.